Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of February 23, 2007 (this “Amendment”) is entered into among Matria Healthcare, Inc., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent and Collateral Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
     WHEREAS the Borrower, the Guarantors, the Lenders and Bank of America, N.A., in its capacity as Administrative Agent and Collateral Agent entered into that certain Credit Agreement dated as of January 19, 2006 (as amended or modified from time to time, the “Credit Agreement”); and
     WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
     (a) The definition of “Third Amendment Effective Date” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order and shall read as follows:
     “Third Amendment Effective Date” means February 23, 2007.
     (b) The definition of “Aggregate Revolving Commitments” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
     “Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The amount of the Aggregate Revolving Commitments in effect on the Third Amendment Effective Date is FIFTY MILLION DOLLARS ($50,000,000).
     (c) The Revolving Commitments identified on Schedule 2.01 of the Credit Agreement are hereby amended to read as provided on Schedule 2.01 attached hereto.
     2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:
     (a) Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Required Lenders, each Lender increasing its Revolving Commitment pursuant to this Amendment, and Bank of America, N.A., as Administrative Agent and Collateral Agent;

     (b) Receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel, (i) certifying that the Organization Documents of each Loan Party delivered on the Closing Date have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof, (ii) attaching resolutions of each Loan Party approving and adopting this Amendment, the transactions contemplated herein and authorizing the execution and delivery of this Amendment and any documents, agreements or certificates related thereto and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the date hereof and (iii) certifying that the Borrower and its Subsidiaries (after giving effect to this Amendment and the incurrence of Indebtedness related hereto) are Solvent on a consolidated basis.
     (c) Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the date hereof, in form and substance satisfactory to the Administrative Agent.
     (d) Receipt by the Administrative Agent and the Lenders of any fees and expense required to be paid on or before the date hereof.
     3. Miscellaneous.
     (a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
     (b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.
     (c) Each Loan Party hereby represents and warrants as follows:
     (i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
     (ii) This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.
     (d) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and

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warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
     (e) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
     (f) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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     Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	MATRIA HEALTHCARE, INC., a Delaware corporation

	By:	/s/ Parker H. Petit

	Name:	Parker H. Petit
	Title:	Chairman & CEO

GUARANTORS:	MATRIA WOMEN’S AND CHILDREN’S HEALTH, LLC, a Delaware limited liability company

	By:	/s/ Parker H. Petit

	Name:	Parker H. Petit
	Title:	Chairman & CEO

MATRIA CASE MANAGEMENT, INC., a Georgia corporation

	By:	/s/ Parker H. Petit

	Name:	Parker H. Petit
	Title:	Chairman & CEO

MIAVITA, INC., a Georgia corporation

	By:	/s/ Parker H. Petit

	Name:	Parker H. Petit
	Title:	Chairman & CEO

MATRIA HEALTH ENHANCEMENT COMPANY, a Delaware corporation

	By:	/s/ Parker H. Petit

	Name:	Parker H. Petit
	Title:	Chairman & CEO

DIABETES ACQUISITION, INC., a Georgia corporation

	By:	/s/ Parker H. Petit

	Name:	Parker H. Petit
	Title:	Chairman & CEO

MATRIA HEALTHCARE OF ILLINOIS, INC., a Georgia corporation

By:	/s/ Parker H. Petit

Name:	Parker H. Petit
Title:	Chairman & CEO

MATRIA OF NEW YORK, INC., a New York corporation

By:	/s/ Parker H. Petit

Name:	Parker H. Petit
Title:	Chairman & CEO

QUALITY ONCOLOGY, INC., a Delaware corporation

By:	/s/ Parker H. Petit

Name:	Parker H. Petit
Title:	Chairman & CEO

WINNINGHABITS, INC., a Delaware corporation

By:	/s/ Parker H. Petit

Name:	Parker H. Petit
Title:	Chairman & CEO

WINNINGHABITS.COM, LTD., a Texas limited partnership

By:	/s/ Parker H. Petit

Name:	Parker H. Petit
Title:	Chairman & CEO

WINNINGHABITS GP, INC., a Delaware corporation

By:	/s/ Parker H. Petit

Name:	Parker H. Petit
Title:	Chairman & CEO

WINNINGHABITS LP, INC., a Delaware corporation

By:	/s/ Parker H. Petit

Name:	Parker H. Petit
Title:	Chairman & CEO

CORSOLUTIONS MEDICAL, INC., a Delaware corporation

By:	/s/ Parker H. Petit

Name:	Parker H. Petit
Title:	Chairman & CEO

CORSOLUTIONS INC., a Delaware corporation

By:	/s/ Parker H. Petit

Name:	Parker H. Petit
Title:	Chairman & CEO

HEALTH AND PRODUCTIVITY CORPORATION OF AMERICA, INC., a Delaware corporation

By:	/s/ Parker H. Petit

Name:	Parker H. Petit
Title:	Chairman & CEO

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

	By:	/s/ Kristine Thennes

	Name:	Kristine Thennes
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ R. Shawn Janko

Name:	R. Shawn Janko
Title:	Senior Vice President

CAROLINA FIRST BANK, as a Lender

By:	/s/ Kevin M. Short

Name:	Kevin M. Short
Title:	Senior Vice President

CIT HEALTHCARE, LLC, as a Lender

By:	/s/ Dennis Zinkand

Name:	Dennis Zinkand
Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Dawn LeeLum

Name:	Dawn LeeLum
Title:	Executive Director

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Luis Viera

Name:	Luis Viera
Title:	Vice President

STATE BANK OF INDIA, as a Lender

By:	/s/ Ashok Wanchoo

Name:	Ashok Wanchoo
Title:	Vice President & Head (Credit)

ACA CLA 2005-1, LIMITED, as a Lender

By:	/s/ Vincent Ingato

Name:	Vincent Ingato
Title:	Managing Director

ACA Management, LLC as Investment Advisor

ACA CLO 2006-1, LIMITED, as a Lender

By:	/s/ Vincent Ingato

Name:	Vincent Ingato
Title:	Managing Director

ACA Management, LLC as Investment Advisor

ACAS CLO 2007-1, LTD, By American Capital Asset Management, LLC As Portfolio Manager as a Lender

By:	/s/ Dana Dratch

Name:	Dana Dratch
Title:	Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

By:	Ares Enhanced Loan Management II, L.P., Investment Manager

By:	Ares Enhanced Loan GP II, LLC Its General Partner

as a Lender

By:	/s/ Jeff Moore

Name:	Jeff Moore
Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC Its General Partner

as a Lender

By:	/s/ Jeff Moore

Name:	Jeff Moore
Title:	Vice President

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P., Investment Manager

By:	Ares CLO GP X, LLC, Its General Partner

as a Lender

By:	/s/ Jeff Moore

Name:	Jeff Moore
Title:	Vice President

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC, Its General Partner

as a Lender

By:	/s/ Jeff Moore

Name:	Jeff Moore
Title:	Vice President

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

as a Lender

By:	/s/ Jeff Moore

Name:	Jeff Moore
Title:	Vice President

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

By:	Ares Enhanced Credit Opportunities Fund Management, L.P.

as a Lender

By:	/s/ Jeff Moore

Name:	Jeff Moore
Title:	Vice President

CONFLUENT 2 LIMITED
By:	Ares Private Account Management I, L.P., as Sub-Manager

	By:	Ares Private Account management I GP, LLC, as General Partner

		By:	Ares Management LLC, as Manager

as a Lender

By:	/s/ Jeff Moore

Name:	Jeff Moore
Title:	Vice President

BAKER STREET FUNDING CLO 2005-1 LTD., as a Lender

By:	/s/ Edurado Piedra

Name:	Edurado Piedra
Title:	Director SunTrust Capital Markets, Inc.

BANK OF MONTREAL
By:	HIM Monegy Inc., As Agent

as a Lender

By:	/s/ Greg Walker

Name:	Greg Walker
Title:	Vice President

BRYN MAWR CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

ACCESS INSTITUTIONAL LOAN FUND
By:	Deerfield Capital Management LLC as its Portfolio Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

BRIDGEPORT II CLO LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

BURR RIDGE CLO LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

BRIDGEPORT CLO LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

CUMBERLAND II CLO LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

DEER PARK CLO LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

FOREST CREEK CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

LONG GROVE CLO, LIMITED
By:	Deerfield Capital Management LLC as its Collateral Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

MARQUETTE PARK CLO LTD.

By:	Deerfield Capital Management LLC as its Collateral Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

MARKET SQUARE CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

ROSEMONT CLO, Ltd.
By:	Deerfield Capital Management LLC as its Collateral Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

SCHILLER PARK CLO LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager

as a Lender

By:	/s/ Dale Burrow

Name:	Dale Burrow
Title:	Managing Director

CIFC Funding 2006-1, Ltd, as a Lender

By:	/s/ Sean O. Doughterty

Name:	Sean O. Doughterty
Title:	General Counsel

COLE BROOK as a Lender

By:	/s/ Roy Hykal

Name:	Roy Hykal
Title:	Attorney-in-fact

CIFC Funding 2006-1, Ltd, as a Lender

By:	/s/ Sean O. Doughterty

Name:	Sean O. Doughterty
Title:	General Counsel

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO I, LTD., or an affiliate as a Lender

By:	/s/ Ross VanDruen

Name:	Ross VanDruen
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD., or an affiliate as a Lender

By:	/s/ Ross VanDruen

Name:	Ross VanDruen
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD., or an affiliate as a Lender

By:	/s/ Ross VanDruen

Name:	Ross VanDruen
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VIII, LTD., or an affiliate as a Lender

By:	/s/ Ross VanDruen

Name:	Ross VanDruen
Title:	Vice President

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CREDIT OPPORTUNITY FUND FINANCING, LTD., or an affiliate as a Lender

By:	/s/ Ross VanDruen

Name:	Ross VanDruen
Title:	Vice President

Eaton Vance CDO VII PLC
By:	Eaton Vance Management
As Interim Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management As Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management
As Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO VIII, Ltd.
By:	Eaton Vance Management As Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO XI, LTD
By:	Eaton Vance Management As Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance CDO X, PLC
By:	Eaton Vance Management As Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

GRAYSON & CO
By:	Boston Management and Research, As Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

THE NORINCHUKIN BANK NEW YORK BRANCH, Through State Street Bank and Trust Company N.A. as Fiduciary Custodian
By:	Eaton Vance Management, Attorney-in-Fact,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

BIG SKY III SENIOR LOAN TRUST
By:	Eaton Vance Management As Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
By:	Eaton Vance Management
As Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND
By:	Eaton Vance Management As Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
By:	Eaton Vance Management As Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST
By:	Eaton Vance Management
As Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

Eaton Vance Variable Leverage Fund Ltd.
By:	Eaton Vance Management As Investment Advisor,

as a Lender

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

EMERSON PLACE CLO, LTD.,
as a Lender

By:	/s/ R. Ian O’Keeffe

Name:	R. Ian O’Keeffe
Title:	Authorized Signatory

GRAND CENTRAL ASSET TRUST, ALAD SERIES, as a Lender

By:	/s/ Roy Hykal

Name:	Roy Hykal
Title:	Attorney-in-Fact

HARCH CLO II, LTD, as a Lender

By:	/s/ Michael Lewitt

Name:	Michael Lewitt
Title:	Authorized Signatory

HARCH CLO III, LTD, as a Lender

By:	/s/ Michael Lewitt

Name:	Michael Lewitt
Title:	Authorized Signatory

IKB Capital Corporation, as a Lender

By:	/s/ David Snyder

Name:	David Snyder
Title:	President

Bacchus (US) 2006-I, Ltd., as a Lender

By:	/s/ David Snyder

Name:	David Snyder
Title:	President

KZH PONDVIEW LLC, as a Lender

By:	/s/ Michael Lewitt

Name:	Virginia Conway
Title:	Auhorized Signatory

LIGHTPOINT CLO 2004-1, LTD. PREMIUM LOAN TRUST 1, LTD. LIGHTPOINT CLO V, LTD. LIGHTPOINT CLO VII, LTD. as a Lender

By:	/s/ Timothy S. VanKirk

Name:	Timothy S. VanKirk
Title:	Managing Director

MUIRFIELD TRADING LLC, as a Lender

By:	/s/ Anna M. Tallent

Name:	Anna M. Tallent
Title:	Assistant Vice President

NACM CLO I, as a Lender

By:	/s/ Joanna Willars

Name:	Joanna Willars
Title:	Authorized Signatory

NAVIGARE FUNDING I CLO LTD
By:	Navigare Partners LLC Its collateral manager,

as a Lender

By:	/s/ Sheryl A. Rothman

Name:	Sheryl A. Rothman
Title:	Managing Director

NAVIGARE FUNDING II CLO LTD
By:	Navigare Partners LLC as Collateral Manager,

as a Lender

By:	/s/ Sheryl A. Rothman

Name:	Sheryl A. Rothman
Title:	Managing Director

New Alliance Global CDO, Limited
By:	AllianceBernstein L.P., as investment advisor

as a Lender

By:	/s/ Teresa McCarthy

Name:	Teresa McCarthy
Title:	Vice President

OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender

By:	/s/ Lisa Chaffee

Name:	Lisa Chaffee
Title:	AVP

HARBOURVIEW CLO 2006-1, LTD., as a Lender

By:	/s/ Lisa Chaffee

Name:	Lisa Chaffee
Title:	AVP

OWS CLO I, LTD. as a Lender

By:	/s/ Dean Stephan

Name:	Dean Stephan
Title:	Managing Director

Prospero CLO II, BV as a Lender

By:	/s/ John T. Spellman

Name:	John T. Spellman
Title:	Attorney-in-Fact

Veritas CLO II, Ltd. as a Lender

By:	/s/ John T. Spellman

Name:	John T. Spellman
Title:	Attorney-in-Fact

ROSEDALE CLO LTD.
By:	Princeton Advisory Group, Inc. the Collateral Manager

as a Lender

By:	/s/ Thomas Brower

Name:	Thomas Brower
Title:	Sr. Analyst

ROSEDALE CLO II LTD.
By:	Princeton Advisory Group, Inc. the Collateral Manager

as a Lender

By:	/s/ Thomas Brower

Name:	Thomas Brower
Title:	Sr. Analyst

VAN KAMPEN SENIOR INCOME TRUST
By:	Van Kampen Asset Management

as a Lender

By:	/s/ Christina Jamieson

Name:	Christina Jamieson
Title:	Managing Director

VAN KAMPEN SENIOR LOAN FUND
By:	Van Kampen Asset Management

as a Lender

By:	/s/ Christina Jamieson

Name:	Christina Jamieson
Title:	Managing Director

Venture V CDO Limited By its investment advisor, MJX Asset management LLC, as a Lender

By:	/s/ Hans L. Christensen

Name:	Hans L. Christensen
Title:	Chief Investment Officer

WB LOAN FUNDING 5, LLC, as a Lender

By:	/s/ Diana M. Himes

Name:	Diana M. Himes
Title:	Associate

Schedule 2.01
REVOLVING COMMITMENTS

Lender	Revolving Commitment	Applicable Percentage
Bank of America, N.A.	$18,000,000.00	36.000000000%
Carolina First Bank	$11,000,000.00	22.000000000%
CIT Healthcare, LLC	$5,000,000.00	10.000000000%
JPMorgan Chase Bank, N.A.	$8,000,000.00	16.000000000%
Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc.	$5,000,000.00	10.000000000%
State Bank of India	$3,000,000.00	6.000000000%
Total	$50,000,000.00	100.000000000%